Exhibit 99.4

                                          SCHEDULE II - CONDENSED FINANCIAL INFORMATION
                                                          OF REGISTRANT
                                                      STATEMENTS OF INCOME
                                                   PROTECTIVE LIFE CORPORATION
                                                        (Parent Company)

                                                                                      Years Ended December 31
                                                                       ------------------------------------------------------
                                                                              2003                2002                 2001
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          (in thousands)
Revenues
       Dividends from subsidiaries*                                         $    8,917        $    5,007        $     3,701
       Service fees from subsidiaries*                                         104,245            97,045             87,239
       Net investment income                                                     8,278             9,117              6,804
       Realized investment gains (losses)                                       (4,399)           21,612             (5,924)
       Other income (loss)                                                         682              (328)                 0
-----------------------------------------------------------------------------------------------------------------------------
            Total revenues                                                     117,723           132,453             91,820
-----------------------------------------------------------------------------------------------------------------------------
Expenses
       Operating and administrative                                             95,199            58,428             55,256
       Interest - subsidiaries*                                                 16,327            15,227             10,163
       Interest - other                                                         26,285            24,960             29,276
-----------------------------------------------------------------------------------------------------------------------------
            Total expenses                                                     137,811            98,615             94,695
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income
       tax and other items below                                               (20,088)           33,838             (2,875)
Income tax expense (benefit)                                                   (10,866)            6,173             (2,150)
-----------------------------------------------------------------------------------------------------------------------------
Income before equity in undistributed income of subsidiaries                    (9,222)           27,665               (725)
Equity in undistributed income of subsidiaries*                                226,272           149,690            141,783
-----------------------------------------------------------------------------------------------------------------------------
Net income from continuing operations before cumulative
       effect of change in accounting principle                                217,050           177,355            141,058
-----------------------------------------------------------------------------------------------------------------------------
Loss from discontinued operations, net of income tax                                 0                 0             (9,977)
Loss from sale of discontinued operations, net of income tax                         0                 0            (20,545)
-----------------------------------------------------------------------------------------------------------------------------
 Net  income  before   cumulative  effect  of  change  in  accounting
       principle                                                               217,050           177,355            110,536
-----------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in accounting principle, net of
       income tax                                                                    0                 0             (7,593)
-----------------------------------------------------------------------------------------------------------------------------
Net income                                                                    $217,050          $177,355           $102,943
=============================================================================================================================

                                          SCHEDULE II - CONDENSED FINANCIAL INFORMATION
                                                          OF REGISTRANT
                                                         BALANCE SHEETS
                                                   PROTECTIVE LIFE CORPORATION
                                                        (Parent Company)

                                                                                             December 31
                                                                           ------------------------------------------------
                                                                                    2003                     2002
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           (in thousands)
Assets
     Investments:
         Fixed maturities                                                     $       1,433           $        8,600
         Other long-term investments                                                 20,402                   27,232
         Short-term investments                                                         651                    1,105
         Investments in subsidiaries (equity method)*                             2,666,301                2,343,033
-----------------------------------------------------------------------------------------------------------------------------
              Total investments                                                   2,688,787                2,379,970
     Cash                                                                               484                      178
     Receivables from subsidiaries*                                                  10,604                    8,985
     Property and equipment, net                                                      1,287                    1,317
     Other                                                                           43,198                   41,286
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 $2,744,360               $2,431,736
=============================================================================================================================
Liabilities
     Accrued expenses and other liabilities                                    $     63,766             $     57,458
     Accrued income taxes                                                           (41,913)                 (34,517)
     Deferred income taxes                                                           44,298                   67,277
     Long-term debt                                                                 454,415                  399,166
     Subordinated debt securities                                                   221,650                  221,650
-----------------------------------------------------------------------------------------------------------------------------
              Total liabilities                                                     742,216                  711,034
-----------------------------------------------------------------------------------------------------------------------------
Share-owner's equity
     Preferred stock
     Junior participating cumulative preferred stock
     Common stock                                                                    36,626                   36,626
     Additional paid-in capital                                                     418,351                  408,397
     Treasury stock                                                                 (15,275)                 (16,402)
     Stock held in trust                                                             (2,788)                  (2,417)
     Unallocated stock in employee stock ownership plan                              (2,367)                  (2,777)
     Retained earnings (including undistributed
         income of subsidiaries: 2003 - $1,440,150; 2002 - $1,213,878)            1,235,012                1,061,361
     Accumulated other comprehensive income
         Net unrealized gains (losses) on
         investments (all from subsidiaries, net
           of income tax: 2003 - $177,642; 2002 - $128,145)                         329,907                  237,983
         Accumulated gain (loss) - hedging
           (net of income tax:  2003 - $1,442; 2002 - $(1,114))                       2,678                   (2,069)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  2,002,144                1,720,702
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 $2,744,360               $2,431,736
=============================================================================================================================

                                          SCHEDULE II - CONDENSED FINANCIAL INFORMATION
                                                     OF REGISTRANT
                                               STATEMENTS OF CASH FLOWS
                                              PROTECTIVE LIFE CORPORATION
                                                        (Parent Company)

                                                                                 Year Ended December 31
                                                              --------------------------------------------------------------
                                                                     2003                 2002                 2001
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 (dollars in thousands)
Cash flows from operating activities
     Net income                                                      $217,050            $177,355           $  102,943
     Adjustments to reconcile net income
        to net cash provided by operating
        activities:
             Realized investment (gains) losses                         8,700             (11,403)              (2,628)
             Equity in undistributed net income
                 of subsidiaries*                                    (226,272)           (149,690)            (105,418)
             Deferred income taxes                                      3,029              31,127              (18,566)
             Accrued income taxes                                      (7,396)            (17,180)              14,928
             Accrued expenses                                          16,262               2,787               25,313
             Accrued investment income                                                                             247
             Receivables from subsidiaries                             (3,620)              5,187               (7,823)
             Other (net)                                               (5,661)             (6,772)             (16,995)
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                     2,092              31,411               (7,999)
-----------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities
     Purchase of and/or additional investments
        in subsidiaries*                                             (23,437)             (68,272)            (133,406)
     Purchase of fixed assets                                           (222)              (1,275)                   0
     Principal payments received on loan
        to subsidiary*                                                 2,000                4,000                4,000
     Change in fixed maturities and long-term
        investments                                                    7,940                5,618                7,949
     Change in short-term investments                                    454               (1,095)               3,990
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                  (13,265)             (61,024)            (117,467)
-----------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities
     Borrowings under line of
        credit arrangements and long-term debt                       442,700               69,000              159,160
     Principal payments on line of credit
        arrangements and long-term debt                             (387,451)             (39,102)             (93,729)
     Issuance of guaranteed preferred
         beneficial interests                                              0              115,000              100,000
     Redemption of guaranteed preferred
         beneficial interests                                              0              (75,000)
     Purchase of common stock                                           (371)                (882)                (217)
     Purchase of treasury stock                                            0                 (828)              (3,405)
     Dividends to share owners                                       (43,399)             (40,511)             (37,187)
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                   11,479               27,677              124,622
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash                                              306               (1,936)                (844)
-----------------------------------------------------------------------------------------------------------------------------
Cash at beginning of year                                                178                2,114                2,958
-----------------------------------------------------------------------------------------------------------------------------
Cash at end of year                                                 $    484            $     178            $   2,114
-----------------------------------------------------------------------------------------------------------------------------

*Eliminated in consolidation.

SCHEDULE II — CONDENSED FINANCIAL INFORMATION
OF REGISTRANT
PROTECTIVE LIFE CORPORATION
(Parent Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

The Company publishes consolidated financial statements that are its primary financial statements. Therefore, these parent company condensed financial statements are not intended to be the primary financial statements of the Company, and should be read in conjunction with the consolidated financial statements and notes thereto of Protective Life Corporation and subsidiaries.

NOTE 1 – RECENTLY ISSUED ACCOUNTING STANDARDS

On January 1, 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 133, “Accounting for Derivative Instruments and Hedging Activities”. SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires the Company to record all derivative financial instruments at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $7.6 million on January 1, 2001. The charge to net income primarily resulted from the recognition of derivative instruments embedded in the Company’s corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. The adoption of SFAS No. 133 has introduced volatility into the Company’s reported net income and other comprehensive income depending on future market conditions and the Company’s hedging activities.

On January 1, 2003, the Company adopted SFAS No. 145, “Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002.” SFAS No. 145 rescinds SFAS No. 4, which required companies to treat the extinguishments of debt as an extraordinary item. SFAS No. 145 requires companies to apply APB Opinion No. 30 when determining the accounting for the extinguishments of debt. The statement also rescinds and amends other statements to make various technical corrections and clarifications. SFAS No. 145 requires the Company to restate previously issued financial statements to reclassify losses related to the early extinguishments of debt from extraordinary losses to operating expenses. The Company’s 2002 financial statements have been reclassified, in accordance with SFAS No. 145, to reflect the $2.2 million charge, which resulted from the redemption of subordinated debentures, in income from continuing operations.

NOTE 2 — DEBT

At December 31, 2003, the Company had $25.0 million of borrowings under its $200 million line of credit arrangements at an interest rate of 1.64%. The amounts outstanding under these credit arrangements are due in 2005. $75.0 million of 7.95% Senior Notes due 2004, $9.9 million of 7.45% Medium-Term Notes due 2011, $59.9 million of 7.50% Senior Notes due 2016, $34.7 million of 8.25% Senior Notes due 2030, $250.0 million of 4.30% Senior Notes due 2013, $103.1 million of subordinated debentures due 2031, and $118.6 million of subordinated debentures due 2032, were outstanding at December 31, 2002. The subordinated debentures were issued to affiliates in connection with the issuance by such affiliates of Trust Originated Preferred Securities.

On January 1, 2004, the Company redeemed the 7.5% Senior Notes. On January 27, 2004, the Company issued $103.1 million of subordinated debentures due 2034.

*Eliminated in consolidation.

NOTE 3 — SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                                         2003             2002             2001
                                                                   ---------------------------------------------------
Cash paid (received) during the year for:

       Interest paid to non-affiliates                                  $28,006           $17,710          $22,693

       Interest paid for subordinated debt securities*                   16,327            15,227           10,163
------------------------------------------------------------------------------------------------------------------
                                                                        $44,333           $32,937          $32,856
==================================================================================================================
       Income taxes (reduced by amounts received
          from affiliates under a tax sharing agreement)                                  $ 7,000          $ 3,000
==================================================================================================================
Noncash investing and financing activities

       Reissuance of treasury stock to ESOP                             $   877           $    59          $   879
==================================================================================================================
       Change in unallocated stock in ESOP                              $   410           $   540          $   369
==================================================================================================================
       Stock-based compensation                                         $10,204           $ 3,239          $ 3,589
==================================================================================================================
       Redemption of FELINE PRIDES                                                                        $113,414
==================================================================================================================

NOTE 4 — DISCONTINUED OPERATIONS

On December 31, 2001, the Company completed the sale to Fortis, Inc. of substantially all of its Dental Division, and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

NOTE 5 – OPERATING EXPENSES

In 2003 the Company incurred $27.5 million of expenses related to the payment of claims in the Company’s Asset Protection segment.

                                                                     SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                                                        PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES
                                                                                       (in thousands)

            COL. A                   COL. B           COL. C          COL. D          COL. E           COL. F          COL. G          COL. H           COL. I          COL. J
                                                                                   Stable Value
                                                                                     Products,
                                                                                      Annuity                                                        Amortization
                                    Deferred                                       Contracts and                                                      of Deferred
                                     Policy       Future Policy                        Other        Net Premiums        Net         Benefits and        Policy           Other
                                   Acquisition     Benefits and      Unearned     Policyholders'     and Policy      Investment      Settlement      Acquisitions      Operating
            Segment                   Costs           Claims         Premiums          Funds            Fees         Income(1)        Expenses           Costs        Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Year Ended
  December 31, 2003:
      Life Marketing               $1,185,102       $4,846,032        $  1,854        $   62,641       $198,653      $  231,238      $  253,785          $66,078       $ 10,832
      Acquisitions                    385,042        3,185,708             354           917,401        213,912         246,143         291,768           32,690         43,087
      Annuities                       101,096          593,119           5,329         2,618,571         26,265         224,332         197,955           38,196         28,765
      Stable Value Products             7,186                                          4,520,956                        233,104         186,565            2,279          5,349
      Asset Protection                171,863          187,044         732,093             6,255        244,769          36,652         142,166           80,320         80,980
      Corporate and Other              10,731           89,067          44,860           189,969         52,278          59,283          79,335            5,544         86,419
      Adjustments(2)                                    47,161              76               190
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Total                        $1,861,020       $8,948,131        $784,566        $8,315,983       $735,877      $1,030,752      $1,151,574         $225,107       $255,432
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year Ended
  December 31, 2002:
      Life Marketing               $  973,631       $4,031,021        $    318        $   48,558       $220,184      $  209,002      $  228,224         $117,836       $ 13,948
      Acquisitions                    435,177        3,240,407             395         1,040,855        224,485         252,147         301,401           35,245         46,525
      Annuities                        93,140          571,109                         2,742,643         25,826         220,447         186,107           24,669         30,660
      Stable Value Products             4,908                                          3,930,668                        246,098         196,576            2,304          4,946
      Asset Protection                190,254          244,673         845,709             9,288        286,129          41,879         204,069           75,108         94,443
      Corporate and Other              10,143           97,175          29,412           114,608         53,697          53,380          50,708           12,500         72,376
      Adjustments(2)                                    63,797             122             3,567
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Total                        $1,707,253       $8,248,182        $875,956        $7,890,187       $810,321      $1,022,953      $1,167,085         $267,662       $262,898
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Year Ended
  December 31, 2001:
      Life Marketing                                                                                   $120,995      $  179,346        $190,538         $ 41,399       $ 38,243
      Acquisitions                                                                                      182,433         187,535         238,877           20,501         43,232
      Annuities                                                                                          28,145         167,905         137,204           24,021         29,434
      Stable Value Products                                                                                             261,079         222,306            1,662          3,961
      Asset Protection                                                                                  236,266          47,286         141,789           53,749         94,886
      Corporate and Other                                                                                50,830          36,990          41,910            5,726         67,014
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                            $618,669      $  880,141        $972,624         $147,058       $276,770
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)	Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

                                                    SCHEDULE IV - REINSURANCE
                                          PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES
                                                     (dollars in thousands)

            COL. A                    COL. B            COL. C           COL. D            COL. E           COL. F
                                                                                                         Percentage of
                                                    Ceded to Other    Assumed from                      Amount Assumed
                                   Gross Amount       Companies      Other Companies     Net Amount         to Net
------------------------------------------------------------------------------------------------------------------------
Year Ended
    December 31, 2003:
       Life insurance
       in force                    $324,318,517      $292,740,795       $22,176,303      $53,754,025          41.3%
------------------------------------------------------------------------------------------------------------------------
       Premiums and
       policy fees:
       Life insurance              $  1,028,053      $    781,776       $   247,592      $   493,869          50.1%
       Accident/health
          insurance                      99,023            61,644            59,633           97,012          61.5%
       Property and liability
          insurance                     170,322            91,015            65,688          144,995          45.3%
------------------------------------------------------------------------------------------------------------------------
       Total                       $  1,297,398      $    934,435       $   372,913      $   735,876
------------------------------------------------------------------------------------------------------------------------
Year Ended
    December 31, 2002:
       Life insurance
       in force                    $248,994,479     $219,025,215       $21,523,110      $51,492,374           41.8%
------------------------------------------------------------------------------------------------------------------------
       Premiums and
       policy fees:
       Life insurance              $    854,813     $    545,976       $   235,198      $   544,035           43.2%
       Accident/health
          insurance                     103,858           61,512            44,337           86,683           51.1%
       Property and liability
          insurance                     194,601          143,908           110,543          161,236           68.6%
------------------------------------------------------------------------------------------------------------------------
       Total                       $  1,153,272     $    751,396       $   390,078      $   791,954
------------------------------------------------------------------------------------------------------------------------
Year Ended
    December 31, 2001:
       Life insurance
       in force                    $191,105,512     $171,449,182       $23,152,614      $42,808,944           54.1%
------------------------------------------------------------------------------------------------------------------------
       Premiums and
       policy fees:
       Life insurance              $    774,294     $    565,130       $   198,832      $   407,996           48.7%
       Accident/health
          insurance                     181,509          122,747                             58,762            0.0%
       Property and liability
          insurance                     158,890           83,274            76,295          151,911           50.2%
------------------------------------------------------------------------------------------------------------------------
       Total                       $  1,114,693     $    771,151       $   275,127      $   618,669
------------------------------------------------------------------------------------------------------------------------

                                                 SCHEDULE V - VALUATION ACCOUNTS
                                          PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES
                                                     (dollars in thousands)

            COL. A                    COL. B                    COL. C                     COL. D           COL. E
                                                               Additions
                                                         (1)
                                    Balance at        Charged to           (2)
                                   beginning of       costs and        Charges to                       Balance at end
          Description                 period           expenses      other accounts      Deductions        of period
------------------------------------------------------------------------------------------------------------------------
2003
Allowance for Uncollected             $24,833             $0              $   0             $18,371         $  6,462
    Reinsurance Receivable

------------------------------------------------------------------------------------------------------------------------
2002
Allowance for Uncollected         $         0             $0            $24,833         $         0          $24,833
    Reinsurance Receivable

------------------------------------------------------------------------------------------------------------------------